            AMENDMENT NO. 1 dated as of May 10, 2000 to the Credit Agreement dated as of January 28, 1999 (the "Credit Agreement"), among New World Pasta
                                   ----------------
Company, a Delaware corporation (the "Borrower"), the various financial
                                      --------
institutions parties thereto (the "Lenders"), Morgan Stanley Senior Funding,
                                   -------
Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and the Administrative Agent (the "Administrative Agent").
                               --------------------



                             W I T N E S S E T H :

            WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

            WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

            WHEREAS, the Borrower, the Lenders and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement (the Credit Agreement, after giving effect to the amendments contained herein, being referred to as the "Amended
                                                                     -------
Credit Agreement");
----------------

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                                   ARTICLE I.

            SECTION 1.1 Definitions; References. Unless otherwise specifically
                        -----------------------
defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            SECTION 1.2. Effectiveness. The Borrower and the Administrative
                         -------------
Agent agree that the following amendments and waivers in this Article I to the Credit Agreement shall become effective on the First Amendment Effective Date (as defined below).

            SECTION 1.3. Amendments to Section 1.1
                         -------------------------

            (a) Section 1.1 of the Credit Agreement is amended by deleting subsection (b) of the definition of "Applicable Margin" and by substituting in lieu thereof the following:

            "(b) with respect to the unpaid principal amount of each Revolving Loan and each Term-A Loan maintained as a LIBO Rate Loan, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":

                      For Revolving Loans and Term-A Loans:
                      ------------------------------------

--------------------------------------------------------------------------------
                                         Applicable           Applicable
Debt to EBITDA Ratio                  Margin for Base      Margin for LIBO
                                         Rate Loans           Rate Loans
--------------------------------------------------------------------------------
(greater than) 5.75:1                      2.50%                3.50%
--------------------------------------------------------------------------------
(greater than) 5.00:1 but
  (less than or equal to) 5.75:1           2.25%                3.25%
--------------------------------------------------------------------------------
(greater than) 4.50:1 but
  (less than or equal to) 5.00:1           2.00%                3.00%
--------------------------------------------------------------------------------
(greater than) 4.00:1 but
  (less than or equal to) 4.50:1           1.75%                2.75%
--------------------------------------------------------------------------------
(greater than or equal to) 4.00:1          1.50%                2.50%"
--------------------------------------------------------------------------------


            (b) Section 1.1 of the Credit Agreement is amended by deleting subsection (d) of the definition of "Applicable Margin" and by substituting in lieu thereof the following:

            "(d) with respect to the unpaid principal amount of each Term-B Loan maintained as a LIBO Rate Loan 4.00% per annum and with respect to the unpaid principal amount of each Term B Loan maintained as a Base Rate Loan 3.00% per annum.

         Except as provided above, the Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans and Term Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (d) of Section 7.1.1;
                                                 ----------    -------------
changes in the Applicable Margin for Revolving Loans and Term Loans resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (d) of Section 7.1.1. If the Borrower shall fail to deliver a
            ----------    -------------
Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (d) of Section 7.1.1 (without giving
                                ----------    -------------
effect to any grace period), the Applicable Margin for Revolving Loans and Term Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term Loans set forth above. After such delivery, the Applicable Margins shall be determined as provided above.

            (c) Section 1.1 of the Credit Agreement is amended by inserting or replacing the following definitions in appropriate alphabetical order in Section 1.1:

                  "'First Amendment Effective Date' means the date on
                    ------------------------------
            which the First Amendment, dated as of May 10, 2000, to this Credit Agreement became effective."

                        "'Revolving Loan Commitment Amount' means, on any date
                          --------------------------------
            prior to the First Amendment Effective Date, $50,000,000 and on each date on or after the First Amendment Effective Date, $20,000,000, in each case, as such amount may be reduced from time to time pursuant to Section 2.2."
               ------------

                        "'Senior Debt to EBITDA Ratio' means, as of the last day
                          ---------------------------
            of any Fiscal Quarter, the ratio of

                        (a) Senior Debt outstanding on the last day of such
            Fiscal Quarter

                        to
                        --

                        (b) EBITDA computed for the period consisting of such
            Fiscal Quarter and each of the three immediately preceding Fiscal Quarters."

                        "'Senior Debt' means all Debt other than the Senior
                          -----------
            Subordinated High Yield Notes.

                        "'Total Debt to EBITDA Ratio' means, as of the last day
                          --------------------------
            of any Fiscal Quarter, the ratio of

                        (a) Debt outstanding on the last day of such Fiscal
            Quarter

                        to
                        --

                        (b) EBITDA computed for the period consisting of such
            Fiscal Quarter and each of the three immediately preceding Fiscal Quarters."

            SECTION 1.4 Amendments to Section 7.2.2. Section 7.2.2. is amended
                        ---------------------------
by adding the following sentence at the end thereof:

       "In addition, no Indebtedness otherwise permitted by clause (d), (f) as such clause relates to Loans made by the borrower to its Subsidiaries) or (k) may be incurred during the period commencing April 28, 2000 and ending March 31, 2002."

            SECTION 1.5. Amendments to Section 7.2.4. Section 7.2.4 is amended
                         ---------------------------
and restated in its entirety to read as follows:

       "SECTION 7.2.4. Financial Condition. (a) Senior Debt to EBITDA
                       -------------------      ---------------------
Ratio. The Borrower will not permit the Senior Debt to EBITDA Ratio as of the
-----
end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such date:

                                                      Senior Debt to
            Fiscal Quarter End                          EBITDA Ratio
            ------------------                          ------------

         June 30, 2001                                      2.75
         September 30, 2001                                 2.75
         December 31, 2001                                  2.75
         March 31, 2002                                     2.50
         June 30, 2002                                      2.50
         September 30, 2002                                 2.25
         December 31, 2002                                  2.25



            (b) Interest Coverage Ratio. The Borrower will not permit the
                -----------------------
Interest Coverage Ratio as of the end of any Fiscal Quarter to be set forth below to be less than the ratio set forth opposite such date:

                                                          Interest
                    Fiscal Quarter End                 Coverage Ratio
                    ------------------                 --------------

         March 31, 2003                                     3.00

         Each Fiscal Quarter thereafter                     3.00


            (c) Fixed Charge Coverage Ratio. The Borrower will not permit the
                ---------------------------
Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                                       Fixed Charge
                Fiscal Quarter End                    Coverage Ratio
                ------------------                    --------------

         June 30, 2001                                      1.05
         September 30, 2001                                 1.05
         December 31, 2001                                  1.05
         March 31, 2002                                     1.10
         June 30, 2002                                      1.10
         September 30, 2002                                 1.10
         December 31, 2002                                  1.10
         March 31, 2003                                     1.75
         June 30, 2003                                      1.75
         September 30, 2003                                 1.75
         December 31, 2003                                  2.00
         March 31, 2004                                     2.00
         June 30, 2004                                      2.00
         September 30, 2004                                 2.00

         December 31, 2004                                  2.00
         Each Fiscal Quarter thereafter                     0.40

            (d) Total Debt to EBITDA Ratio. The Borrower will not permit the
                --------------------------
Total Debt to EBITDA Ratio as of the end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such date:

                                                       Total Debt to
                 Fiscal Quarter End                     EBITDA Ratio
                 ------------------                     ------------

         March 31, 2002                                     5.25
         June 30, 2002                                      5.25
         September 30, 2002                                 5.00
         December 31, 2002                                  5.00
         March 31, 2003                                     3.75
         June 30, 2003                                      3.75
         September 30, 2003                                 3.75
         December 31, 2003                                  3.75
         Each Fiscal Quarter thereafter                     3.00


         (e) Minimum EBITDA. The Borrower will not permit EBITDA for the four
             --------------
quarters ended on the date set forth below to be less than the amount set forth below opposite such date:


      Four Quarters Ended                             Minimum EBITDA
      -------------------                             --------------

      June 30, 2000                                   [Confidential
      September 30, 2000                              Treatment Requested By New
      December 31, 2000                               World Pasta
      March 31, 2001                                  Company]

            SECTION 1.6. Amendments to Section 7.2.5. Section 7.2.5 is amended
                         ---------------------------
by amending and restating clause (o) thereof in its entirety to read as follows:

                        "(o) no Investment otherwise permitted by clause
                                                                  ------
            (f)(ii), (g) or (h) shall be permitted to be made if, immediately
            -------------------
            before or after giving effect thereto, any Default shall have occurred and be continuing or at any time during the period commencing April 28, 2000 and ending March 31, 2002."

            SECTION 1.7. Amendments to Section 7.2.6. Section 7.2.6 is amended
                         ---------------------------
by amending clause (d) thereof by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing, the Borrower shall not be permitted to make any Restricted Payment or take any other action otherwise permitted to be made or taken pursuant to clause (d) during the period commencing April 28, 2000 and ending March 31, 2002."

            SECTION 1.8. Waiver of Compliance with Section 7.2.4. The Lenders
                         ---------------------------------------
hereby waive any noncompliance with the provisions of Section 7.2.4 through April 2, 2000.

            SECTION 1.9. Amendments to Section 7.2.7. Section 7.2.7. is amended
                         ---------------------------
by amending clause (a) thereof by adding the following sentence at the end thereof:

            "Notwithstanding the foregoing, the excess amount of Capital Expenditures permitted to be carried forward in the Fiscal Year 2000 may not exceed $5,000,000."

                                   ARTICLE II.

                   AMENDMENT FEE; CONDITIONS TO EFFECTIVENESS

            Section 2.1. Amendment Fee. The Borrower agrees to pay to each
                         -------------
Lender consenting to this Amendment on or before the First Amendment Effective Date an amendment fee equal to 0.50% of outstanding principal amount of all outstanding Term Loans plus 0.50% of the Revolving Loan Commitment Amount (computed after giving effect to this Amendment) of such Lender (the "Amendment Fee"). Such fee shall be fully earned and nonrefundable upon the First Amendment Effective Date. The Borrower shall pay the Amendment Fee to the Administrative Agent on the First Amendment Effective Date for the benefit of such consenting Lenders.

            Section 2.2. Amendment Effective Date. This Amendment, and the
                         ------------------------
waivers and amendments contained herein shall be and become effective on the date (the "First Amendment Effective Date") when each of the conditions set
           ------------------------------
forth in this Article II shall have been fulfilled to the satisfaction of the
              ----------
Administrative Agent:

            (a) Execution of Counterparts. The Administrative Agent shall have
                -------------------------
received counterparts of this Amendment, duly executed by and delivered on behalf of (i) the Borrower, (ii) the Required Lenders and (iii) Lenders holding at least 51% of the aggregate outstanding principal amount of the Revolving Loans or, if no Revolving Loans are outstanding, at least 51% of the Revolving Loan Commitments.

            (b) Fees and Expenses. The Administrative Agent shall have received
                -----------------
the Amendment Fee and all fees and expenses due and payable pursuant to Section
                                                                        -------
10.3 and pursuant to the Credit Agreement (including all previously invoiced
----
fees and expenses).

            (c) Deadline. The foregoing conditions in this Section 2.2 shall
                --------
have been satisfied on or before May 15, 2000.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

            SECTION 3.1. Representations and Warranties. In order to induce the
                         ------------------------------
Lenders and the Administrative Agent to enter into this Amendment, the Borrower, hereby represents and warrants to each Agent and each Lender, as of the date hereof and as of the First Amendment Effective Date, as follows:

            (a) Good Standing and Power. The Borrower is duly organized, validly
                -----------------------
existing and in good standing under the laws of the State of Delaware.

            (b) Corporate Authority. The Borrower has full corporate power and
                -------------------
authority to execute, deliver and perform this Amendment and the Amended Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by the Administrative Agent of any of its rights or remedies under the Amended Credit Agreement.

            (c) Authorizations. All authorizations, consents, approvals,
                --------------
registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by the Borrower of its obligations hereunder and under the Amended Credit Agreement and the exercise by the Administrative Agent of its rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

            (d) Binding Agreements. This Amendment and the Amended Credit
                ------------------
Agreement constitute the valid and legally binding obligations of the Borrower enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

            (e) No Conflicts. There is no statute, regulation, rule, order or
                ------------
judgment, and no provision of any agreement or instrument binding on the Borrower or affecting its properties and no provision of the certificate of incorporation or by-laws of the Borrower, which would prohibit, conflict with or in any way prevent the execution, delivery, or performance of the terms of this Amendment or the Amended Credit Agreement or the incurrence of the obligations provided for herein and therein, or result in or require the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Administrative Agent) on any of the Borrower's properties as a consequence of the execution, delivery and performance of this Amendment or the Amended Credit Agreement or the transactions contemplated hereby and thereby.

            (f) No Default. As of the date hereof, and after giving effect to
                ----------
this Amendment, there does not exist any Event of Default or event which, upon the giving of notice or lapse of time or both, would constitute an Event of Default.

                                   ARTICLE IV.

                                  MISCELLANEOUS

            SECTION 4.1. Full Force and Effect; Limited Amendment. Except as
                         ----------------------------------------
expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the Notes shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver to, consent to or modification of any other term or provision of the Credit Agreement or any Note or of any transaction or further or future action on the part of the which would require the consent of the Lenders under the Credit Agreement.

            SECTION 4.2. Loan Document Pursuant to Credit Agreement. This
                         ------------------------------------------
Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Amended Credit Agreement.

            SECTION 4.3. Fees and Expenses. The Borrower shall pay all
                         -----------------
reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

            SECTION 4.4. Headings. The various headings of this Amendment are
                         --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

            SECTION 4.5. Execution in Counterparts. This Amendment may be
                         -------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 4.6. Cross-References. References in this Amendment to any
                         ----------------
Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

            SECTION 4.7. Successors and Assigns. This Amendment shall be binding
                         ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            SECTION 4.8. GOVERNING LAW. THIS WAIVER SHALL BE DEEMED TO BE A
                         -------------
CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    NEW WORLD PASTA COMPANY


                                    By:  /s/ Mark E. Kimmel
                                         -------------------------------
                                         Name:  Mark E. Kimmel
                                         Title:  VP and General Counsel


                                    THE BANK OF NOVA SCOTIA, as
                                    Lead Arranger, Administrative Agent and
                                    Letter of Credit Issuer


                                    By:  /s/ Todd S. Meller
                                         -------------------------------
                                         Name: Todd S. Meller
                                         Title: Managing Director

                                    LENDERS:

                                    THE BANK OF NOVA SCOTIA


                                    By:    /s/ Todd S. Meller
                                         -------------------------------------
                                         Name: Todd S. Meller
                                         Title: Managing Director


                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By:     /s/ Henry F. D'Alessandro
                                         -------------------------------------
                                         Name: Henry F. D'Alessandro
                                         Title: Principal


                                    THE BANK OF NEW YORK


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    CREDIT AGRICOLE INDOSUEZ


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    ARES III CLO Ltd.

                                    By: Ares


                                    By:  /s/ David A. Sachs.
                                         -------------------------------------
                                         Name:  David A. Sachs
                                         Title:  Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:    /s/ W. Jerome McDermott
                                         -------------------------------------
                                         Name:  W. Jerome McDermott
                                         Title:   Duly Authorized Signatory


                                    HARRIS TRUST AND SAVINGS BANK


                                    By:    /s/ Karen L. Knudsen
                                         -------------------------------------
                                         Name:   Karen L. Knudsen
                                         Title: Vice President


                                    KEY BANK


                                    By:    /s/ Jay R. McKenney
                                         -------------------------------------
                                         Name:  Jay R. McKenney
                                         Title:  Vice President


                                    BLACK DIAMOND CLO 1998-1 Ltd.

                                    By:  BLACK DIAMOND


                                    By:     /s/ John H. Cullinane
                                         -------------------------------------
                                         Name: John H. Cullinane
                                         Title:  Director


                                    WELLS FARGO BANK, N.A.


                                    By:     /s/ Michael T. McGroarty
                                         -------------------------------------
                                         Name:  Michael T. McGroarty
                                         Title:  V.P.

                                    WINGED FOOT FUNDING TRUST

                                    By: CONSECO


                                    By:     /s/ Ashley R. Hamilton
                                         -------------------------------------
                                         Name:  Ashley R. Hamilton
                                         Title:  Authorized Agent


                                    EATON VANCE INSTITUTION SENIOR LOAN
                                    FUND

                                    By:  EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR


                                    By:     /s/ Payson F. Swaffield
                                         -------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title:  Vice President


                                    EATON VANCE SENIOR INCOME TRUST

                                    By:  EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR

                                    By:  /s/ Payson F. Swaffield
                                         -------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title:  Vice President


                                    OXFORD STRATEGIC INCOME FUND

                                    By:  EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR

                                    By:     /s/ Payson F. Swaffield
                                         -------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title:  Vice President

                                    SENIOR DEBT PORTFOLIO

                                    By:  BOSTON MANAGEMENT AND
                                         RESEARCH AS INVESTMENT ADVISOR

                                    By:     /s/ Payson F. Swaffield
                                         -------------------------------------
                                         Name:   Payson F. Swaffield
                                         Title:  Vice President


                                    FIRST DOMINION FUNDING III

                                    By:

                                    By:    /s/ Andrew H. Marshak
                                         -------------------------------------
                                         Name:  Andrew H. Marshak
                                         Title: Authorized Signatory


                                    FLEET NATIONAL BANK


                                    By:     /s/ Thomas J. Mahoney
                                         -------------------------------------
                                         Name:  Thomas J. Mahoney
                                         Title:  Vice President


                                    FOOTHILL CAPITAL CORP.


                                    By:     /s/ Jeff Nikora
                                         -------------------------------------
                                         Name:  Jeff Nikora
                                         Title:


                                    FRANKLIN FLOATING RATE TRUST


                                    By:  -------------------------------------
                                         Name:
                                         Title:

                                    KZH WATERSIDE LLC



                                    By:     /s/ Peter Chin
                                         -------------------------------------
                                         Name: Peter Chin
                                         Title:  Authorized Agent



                                    FLOATING RATE PORTFOLIO

                                    By:  INVESCO SENIOR SECURED
                                         MANAGEMENT, INC., as attorney-in-fact


                                    By:     /s/ Anne M. McCarthy
                                         -------------------------------------
                                         Name:  Anne M. McCarthy
                                         Title:  Authorized Signatory


                                    PERSEUS CDO I, LIMITED

                                    By:  MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By:     /s/ Steven J. Katz
                                         -------------------------------------
                                         Name:  Steven J. Katz
                                         Title:  Second Vice President and
                                                 Associate General Counsel


                                    By:  MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By:     /s/ Steven J. Katz
                                         -------------------------------------
                                         Name:  Steven J. Katz
                                         Title:  Second Vice President and
                                                 Associate General Counsel

                                    ELC (Cayman) Ltd.

                                    By:     /s/ E. A. Kratzman, III
                                         -------------------------------------
                                         Name: E. A. Kratzman, III
                                         Title:  Managing Director


                                    FREMONT INVESTMENT AND LOAN


                                    By:     /s/ Maureen Nunnari
                                         -------------------------------------
                                         Name:  Maureen Nunnari
                                         Title:  V.P.


                                    INDOSUEZ CAPITAL FUNDING IIA,
                                    LIMITED

                                    By:  INDOSUEZ CAPITAL


                                    By:     /s/ Melissa Marano
                                         -------------------------------------
                                         Name:  Melissa Marano
                                         Title:   Vice President


                                    INDOSUEZ CAPITAL FUNDING IV, L.P.

                                    By:  INDOSUEZ CAPITAL


                                    By:     /s/ Melissa Marano
                                         -------------------------------------
                                         Name:  Melissa Marano
                                         Title:  Vice President


                                    STEIN ROE & FARNHAM CLO 1 Ltd.

                                    By Stein roe & Farnham Incorporated,

                                    As Portfolio Manager


                                    By:     /s/ James R. Fellows
                                         -------------------------------------
                                         Name: James R. Fellows
                                         Title:  Vice President

                                    AVALON CAPITAL Ltd.

                                    By:  INVESCO Senior Secured Management Inc.,
                                         as portfolio Advisor


                                    By:     /s/ Anne M. McCarthy
                                         -------------------------------------
                                         Name: Anne M. McCarthy
                                         Title: Authorized Signatory


                                    PPM AMERICA, INC., as attorney in fact,
                                    on behalf of Jackson National Life Insurance
                                    Company


                                    By:     /s/ John Walding
                                         -------------------------------------
                                         Name:  John Walding
                                         Title:  Managing Director


                                    TRAVELERS PRIVATE PLACEMENT


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    KZH SOLEIL - 2 LLC


                                    By:     /s/ Peter Chin
                                         -------------------------------------
                                         Name:  Peter Chin
                                         Title:   Authorized Agent


                                    MOUNTAIN CAPITAL CLO I, Ltd.

                                    By:  MOUNTAIN CAPITAL


                                    By:     /s/ Darren P. Riley
                                         -------------------------------------
                                         Name:  Darren P. Riley
                                         Title:  Director

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1, Ltd.

                                    By:  INVESCO Senior Secured Management,
                                         Inc., as Sub-Advisor


                                    By:     /s/ Anne M. McCarthy
                                         -------------------------------------
                                         Name:  Anne M. McCarthy
                                         Title:  Authorized Signatory


                                    TRAVELERS CORPORATE LOAN FUND INC.


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    KZH SOLEIL LLC


                                    By:     /s/ Peter Chin
                                         -------------------------------------
                                         Name:  Peter Chin
                                         Title:  Authorized Agent

                                    VAN KAMPEN CLO II, LIMITED

                                    By:  VAN KAPMEN, MANAGEMENT INC., as
                                         Collateral Manager


                                    By:     /s/ Darvin D. Pierce
                                         -------------------------------------
                                         Name: Darvin D. Pierce
                                         Title:  Vice President

                                    VAN KAPMEN PRIME RATE INCOME TRUST

                                    By: VAN KAPMEN INVESTMENT ADVISORY CORP.



                                    By:     /s/ Darvin D. Pierce
                                         -------------------------------------
                                         Name: Darvin D. Pierce
                                         Title:  Vice President

                                    GALAXY CLO 1999 - 1, LTD.

                                    By: SAI INVESTMENT ADVISER, INC.
                                    it's Collateral Manager


                                    By:     /s/ Sabyr Moini
                                         -------------------------------------
                                         Name:
                                         Title:

           The undersigned each hereby expressly (i) acknowledges the terms of the foregoing Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (as defined in the Credit Agreement, including guarantees, security agreements and pledge agreements) executed and delivered by the undersigned in favor of the Agent for the benefit of the Lenders, and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Borrower as modified by the foregoing Amendment.



                                    PASTA GROUP, LLC


                                    By:     /s/ Mark E. Kimmel
                                         -------------------------------------
                                         Name: Mark E. Kimmel
                                         Title: Secretary

                                    WINCHESTER PASTA, LLC


                                    By:     /s/ Mark E. Kimmel
                                         -------------------------------------
                                         Name:  Mark E. Kimmel
                                         Title:  Secretary


                                    NEW WORLD PASTA LLC


                                    By:     /s/ Brett Milgrim
                                         -------------------------------------
                                         Name:  Brett Milgrim
                                         Title:  Vice President

                                    By:     /s/ David Ying
                                         -------------------------------------
                                         Name:  David Ying
                                         Title: Chairman, CEO and President